Exhibit 10.1

AGL RESOURCES INC.
LONG-TERM INCENTIVE PLAN (1999)
NONQUALIFIED STOCK OPTION AGREEMENT

This Agreement sets forth the terms of a Nonqualified Stock Option granted under the above-named Plan.

Name of Participant: ___________________________ Nonqualified Stock Option No. _________

Date of Grant:________________________________ Number of Option Shares: _____________

Exercise Price: $____________ per share (no less than the fair market value on date of grant)

Reload Options: This option shall not be subject to reload options.

Exercisability: This option shall first become exercisable as follows:

____  Immediately exercisable upon date of grant.

____  __  percent of option shares exercisable on the first anniversary of the date of grant; and
           __ percent of option shares exercisable on the second anniversary of the date of grant.

____ Other: _____________________________________________________________

Notwithstanding the above, all shares under this option shall become exercisable upon the death, disability or retirement (as defined in the Plan) of the Participant or upon a change of control of AGL Resources Inc. (as defined in the Plan). Also, in the event of the Participant’s termination of employment for any reason other than death, disability or retirement (as defined in the Plan), any portion of the option which has not become exercisable shall immediately terminate.

Term of Exercisability: Once all or a part of the option becomes exercisable, it shall remain exercisable until the earliest of:

____  The one-year anniversary of the Participant’s termination of employment due to death, disability or retirement (as defined in the Plan)

____  The date of the Participant’s termination of employment for any reason other than death, disability or retirement (as defined in the Plan)

____  The date that is [     ] years from the date of grant

____   Other:_________________________________________________________________

Transferability: The Participant:

____ may transfer the option pursuant only by will or by the laws of descent and distribution

____ may transfer the option in the following manner: _____________________________

This Option Agreement is subject to the terms and conditions of the Plan. The Participant has received a copy of the Plan’s prospectus, including a copy of the Plan. The Participant agrees to the terms of this Option Agreement, which may be amended only upon a written agreement signed by the parties hereto. The Company will notify the Participant of the methods by which this option may be exercised.

This _____day of ________, 2_______.

AGL RESOURCES INC.     PARTICIPANT:
By:

/s/ Melanie M. Platt
Melanie M. Platt      _______________________________
Senior Vice President

AGL RESOURCES INC.
OFFICER INCENTIVE PLAN
NONQUALIFIED STOCK OPTION AGREEMENT

This Agreement sets forth the terms of a Nonqualified Stock Option granted under the above-named Plan.

Name of Participant:__________ ________________________

Date of Grant: ________________________________________

Number of Option Shares:________________________________

Exercise Price: $ _______________ per share (no less than the fair market value on date of grant)

Reload Options: This option shall not be subject to reload options.

Exercisability: This option shall first become exercisable as follows:

___  Immediately exercisable upon date of grant

___ ___ percent of option shares exercisable on the first anniversary of the date of grant;
        ___ percent of option shares exercisable on each successive anniversary of the date of grant.

___ Other:______________________________________________________________

Notwithstanding the above, all shares under this option shall become exercisable upon the death, disability or retirement (as defined in the Plan) of the Participant or upon a change of control of AGL Resources Inc. (as defined in the Plan). Also, in the event of the Participant’s termination of employment for any reason other than death, disability or retirement (as defined in the Plan), any portion of the option which has not become exercisable shall immediately terminate.

Term of Exercisability: Once all or a part of the option becomes exercisable, it shall remain exercisable until the earliest of:

____   The one-year anniversary of the Participant’s termination of employment due to death, disability or retirement (as defined in the Plan)

____  The date of the Participant’s termination of employment for any reason other than death, disability or retirement (as defined in the Plan)

____    The date that is _________ (up to 10) years from the date of grant

____    Other:_______________________________________________________________

Transferability: The Participant:

___       may transfer the option pursuant only to the laws of descent and distribution

___     may transfer the option in the following manner: _________________________

This Option Agreement is subject to the terms and conditions of the Plan. The Participant has received a copy of the Plan’s prospectus, including a copy of the Plan. The Participant agrees to the terms of this Option Agreement, which may be amended only upon a written agreement signed by the parties hereto. The Company will notify the Participant of the methods by which this option may be exercised.

This ________ day of ____________________, 200_.

AGL RESOURCES INC.                  PARTICIPANT:

By: _____________________________________     __________________________________
Title: ___________________________________